WAIVER AND FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT
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     THIS WAIVER AND FIRST AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (the
"Amendment"), dated as of December 17, 1999, among MURDOCK COMMUNICATIONS CORPORATION, as the Issuer, PRIORITY INTERNATIONAL COMMUNICATIONS, INC., ATN COMMUNICATIONS, INC., INCOMEX, INC. and MCC ACQUISITION CORP., as Guarantors, and NEW VALLEY CORPORATION, as purchaser.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     RECITALS:

     A. The Issuer, the Guarantors and the Purchaser have entered into a certain Note and Warrant Purchase Agreement, dated as of June 21, 1999 (the "Note Purchase Agreement").

     B. The Issuer, the Guarantors and the Purchaser have entered into a certain Security Agreement, dated as of August 21, 1999 (the "Security Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement or the Security Agreement).

     B. The Issuer, the Guarantors and the Purchaser desire to amend the Note Purchase Agreement to make various changes thereto, and the Purchaser has agreed to so amend the Note Purchase Agreement on the terms and condition set forth herein.

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

     SECTION  1.     Amendment to Section 2.4.  Section 2.4 of the Note Purchase
                     ------------------------
Agreement is hereby amended by replacing such Section in its entirety with the following:

          Section  2.4.     Maturity  of  the  Notes;  Prepayments.
                            --------------------------------------

          (a) The outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, shall become due and payable on the seventeenth (17th) day of each month (each, a "Monthly Payment Date") as set forth below:

     Monthly  Payment  Date     Monthly  Principal  Payment
     ----------------------     ---------------------------

     January  17,  2000                 $200,000

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     February  17,  2000                $200,000
     March  17,  2000                   $200,000
     April  17,  2000                   $200,000
     May  17,  2000                     $200,000
     June  17,  2000                  $1,000,000

          (b) Upon the occurrence of a Financing Transaction, the outstanding principal amount of all Notes shall be due and payable in an amount equal to the lesser of (i) the outstanding principal amount of the Notes and
(ii)  the  aggregate  gross  cash  proceeds  from  such  Financing  Event.

          (c) The Issuer may prepay the Notes in whole or in part at any time, provided that (i) the Issuer provides at least one (1) days' prior written notice to the Purchasers of such proposed prepayment, and (ii) such prepayment is accompanied by all accrued and unpaid interest on the amount prepaid to the date of prepayment.

     SECTION  2.     Amendment to Section 3.2.  Section 3.2 of the Note Purchase
                     ------------------------
Agreement is hereby amended by replacing such Section in its entirety with the following:

     Section 3.2.     Default Rate of Interest.  If the Issuer shall fail to pay
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on  the  due date therefor, whether on the Monthly Payment Date, by acceleration or otherwise, any principal owing under the Notes, then, in lieu of the interest rate otherwise applicable, interest shall accrue on such unpaid principal from the due date to but excluding the date on which such principal is paid in full at a rate per annum equal to fourteen percent (14%) (interest accruing pursuant to this Section 3.2, the "Default Rate"). Interest calculated at the Default Rate shall be due and payable upon demand by the Purchasers.

     SECTION  3.     Amendment  to  Article  3  of  the Note Purchase Agreement.
Article 3 of the Note Purchase Agreement is hereby amended by inserting the following new Section 3.6:

     Section  3.6.     Conversion  of  Notes.  The  Notes  are  convertible into
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shares  of Common Stock of the Issuer at the option of the Purchaser pursuant to the  terms  and  conditions  of  this  Section  3.6.


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     Section  3.6.1.     Right  to  Convert.
                         ------------------

     Subject to and upon compliance with the provisions of this Section 3.6, the Purchaser shall have the right, at his option, at any time before the close of business on the last Business Day prior to the Maturity Date, to convert the outstanding principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided in Section 3.6.2. the Purchaser is not entitled to any rights of a Purchaser of Common Stock until the Purchaser has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Section 3.6.

     Section  3.6.2.     Exercise  of  Conversion  Privilege; Issuance of Common
                         -------------------------------------------------------
Stock  on  Conversion.
---------------------

     In order to exercise the conversion privilege with respect to any Note, the Purchaser shall surrender such Note, duly endorsed, to the Issuer, and shall give written notice of conversion to the Issuer that the Purchaser elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Issuer duly executed by, the Purchaser or his duly authorized attorney.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Purchaser (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Issuer shall issue and shall deliver to such Purchaser a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Section 3.6 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 3.6.3. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, the Issuer shall execute and deliver to the Purchaser of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.


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     Each  conversion  shall be deemed to have been effected as to any such Note
(or portion thereof) on the date on which the requirements set forth above in this Section 3.6.2. have been satisfied as to such Note (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the Purchaser of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Issuer shall be closed shall constitute the Person in whose name the certificates are to be issued as the record Purchaser thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

     Section  3.6.3.     Cash  Payments  in  Lieu  of  Fractional  Shares.
                         ------------------------------------------------

     No fractional share of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Purchaser, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Issuer shall make an adjustment and payment therefor in cash at the current market value thereof to the Purchaser of Notes. The current market value of a share of Common Stock shall be the Closing Price on the last Trading Day prior to the day on which the Notes (or specified portions thereof) are deemed to have been converted.

     Section  3.6.4.     Conversion  Price.
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     Subject to adjustment as provided in this Section 3.6, the conversion price shall  be  $3.00  (herein  called  the  "Conversion  Price").

     Section  3.6.5.     Effect  on  Reclassification,  Consolidation, Merger or
                         -------------------------------------------------------
Sale.
----

          In the event of (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination), (ii) any consolidation, merger or combination of the Issuer with another corporation or entity as a result of which holders of shares of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for such shares or (iii) any sale or conveyance of the property of the Issuer as, or substantially as, an entirety to any other corporation or entity as a result of which holders of shares of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for such shares, then the Issuer or the successor or purchasing corporation or entity, as the case may be, shall enter into a supplemental agreement providing that the

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
Notes shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, exchange, consolidation, merger, combination, sale or conveyance by a holder of a number of shares issuable upon conversion of the Notes immediately prior to such reclassification, exchange, consolidation, merger, combination, sale or conveyance. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.6. The above provision of this Section 3.6.5 shall similarly apply to successive reclassifications, exchanges, consolidations, mergers, combinations, sales or conveyances.

     Section  3.6.6.     Registration  Rights.
                         --------------------

     All shares of Common Stock issued upon conversion of the Notes shall be treated as Warrant Shares for purposes of the Registration Rights Agreement.

     SECTION  4.     Amendment  to  Section  8.2(a).  Section 8.2(a) of the Note
                     ------------------------------
Purchase Agreement is hereby amended by replacing such Section in its entirety with the following:

     Section  8.2.     Remedies on Default.  (a)  Upon the occurrence and during
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the  continuation  of  an  Event  of  Default  (other  than  an Event of Default described in clause (d) or (e) of Section 8.1 hereof), the Requisite Purchasers may declare any or all amounts payable by the Issuer under the Notes to be forthwith due and payable and the same shall thereupon become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived.

     SECTION  5.     Amendment  to  Exhibit  A.  Exhibit  A to the Note Purchase
                     -------------------------   ----------
Agreement is hereby amended by replacing such Exhibit A with the Exhibit A-1 attached hereto.

     SECTION 6.     Waiver.  The Purchaser hereby waives any and all Defaults or
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Events of Default existing as of the date hereof arising pursuant to Section 2.4 of the Note Purchase Agreement or arising with respect to any transaction or event disclosed in any filing made by the Issuer with the Securities and Exchange Commission on or before the date hereof. After giving effect to the Waivers set forth herein, the Issuer hereby represents and warrants to Purchaser that all Representations and Warranties set forth in Article 5 of the Note Purchase Agreement are true and correct as if made on the date hereof, other than with respect to any event or transaction disclosed in any filing made by the Issuer with the Securities and Exchange Commission, and acknowledges that the Issuer is in compliance with all of the terms and conditions of the Note Purchase Agreement. In reliance on such representation and warranty and acknowledgement, the Purchaser hereby acknowledges that, as of the date hereof, no other Default or Event of Default exists.

     SECTION  7.     Continuing  Effectiveness  of Note Purchase Agreement.  The
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Note Purchase Agreement and each of the other Transaction Documents shall remain in  full  force  and

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
effect in accordance with their respective terms, except as expressly amended or modified by this Amendment.

     SECTION  8.     Cost  and  Expenses.  The  Issuer  agrees  to  pay  all
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out-of-pocket  expenses  of  the  Purchaser  for  the  negotiation, preparation, execution and delivery of this Amendment (including fees and expenses of counsel to the Purchaser).

     SECTION  9.     Effectiveness.  This  Amendment shall become effective upon
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the  prior  or  concurrent receipt by the Purchaser of a copy of this Amendment, duly executed by each of the Issuer and the Purchaser, a copy of the Participation Agreement, duly executed by the Purchaser and MCC Investment Company, LLC and payment to the Purchaser of all amounts required to be paid as of the date hereof pursuant to the terms of the Participation Agreement, a duly executed Amended and Restated Fixed Rate Senior Note Due June 17, 2000, and payment of all accrued and unpaid fees and expenses reimbursable to New Valley pursuant to the terms of the Participation Agreement, including but not limited to fees and expenses of King & Spalding in the amount of $44,195.05 paid pursuant to the wire instructions set forth on Schedule 1 hereto.

     SECTION  10.     Headings.  The  various  headings  of  this  Amendment are
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inserted for convenience only and shall not affect the meaning or interpretation of  this  Amendment  or  any  provision  hereof.

     SECTION  11.     Counterparts.  This  Amendment  may  be  executed  by  the
                      ------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Issuer and the Purchaser (or notice thereof satisfactory to the Purchaser) shall have been received by the Purchaser and notice thereof shall have been given by the Purchaser to the Issuer.

     SECTION  12.     Governing  Law.  THIS  AMENDMENT  SHALL  BE DEEMED TO BE A
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CONTRACT  MADE  UNDER  AND  GOVERNED  BY THE INTERNAL LAWS OF THE STATE OF IOWA.

     SECTION  13.     Successors  and  Assigns.  This Amendment shall be binding
                      ------------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Issuer may not assign or transfer its rights or obligations hereunder or under the Note Purchase Agreement except in accordance with the terms of the Note Purchase Agreement.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     ISSUER:

                                     MURDOCK COMMUNICATION CORPORATION

                                     By/s/  Paul  Tunink
                                        --------------------------------
                                       Name:  Paul  Tunink
                                       Title:  Vice  President  and  CFO

                                     GUARANTORS:

                                     PRIORITY INTERNATIONAL COMMUNICATIONS, INC.

                                     By/s/  Thomas  E.  Chaplin
                                        --------------------------------
                                        Name:  Thomas  E.  Chaplin
                                        Title:  Chairman

                                     ATN  COMMUNICATIONS,  INC.

                                     By/s/  Thomas  E.  Chaplin
                                        --------------------------------
                                        Name:  Thomas  E.  Chaplin
                                        Title:  Chairman

                                     INCOMEX,  INC.

                                     By/s/  Thomas  E.  Chaplin
                                        --------------------------------
                                        Name:  Thomas  E.  Chaplin
                                        Title:  Chairman


             (SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT)

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

                                     MCC  ACQUISITION  CORP.

                                     By/s/  Thomas  E.  Chaplin
                                        --------------------------------
                                        Name:  Thomas  E.  Chaplin
                                        Title:  Chairman

                                     PURCHASER:

                                     NEW  VALLEY  CORPORATION

                                     By/s/  Richard  J.  Lampen
                                        --------------------------------
                                        Name:  Richard  J.  Lampen
                                        Title:  Executive Vice President



             (SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT)

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